Dreyfus

Premier Municipal

Bond Fund

SEMIANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                            Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Municipal Bond Fund, covering the six-month period from May 1, 2000 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices generally rose modestly over the six-month reporting period. Most sectors of the municipal bond market also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board' s (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus Premier Municipal Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Premier Municipal Bond Fund perform during the period?

For the six-month period ended October 31, 2000, the fund's Class A shares provided a 4.62% total return, its Class B shares provided a 4.40% total return and its Class C shares provided a 4.24% total return.(1) In comparison, the
Lipper  General  Municipal  Debt  Funds  category average provided a 5.15% total
return    for    the    same    period.(2)

We attribute the fund's absolute performance to a relatively strong investment environment for municipal bonds over the past six months, which was driven primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors affecting municipal bonds throughout the nation. However, our lagging relative performance is largely the result of our focus on income-oriented and high quality securities during a time in which more aggressive bonds performed best. The fund's conservative approach tends to help our relative performance during declining markets, but may cause the fund to lag in rising markets.

What is the fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds

To achieve our objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next two years. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the fund will have several of these qualities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

 What other factors influenced the fund's performance?

The fund was positively influenced over the past six months by favorable economic and market conditions. When the reporting period began on May 1, 2000, the U.S. economy continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed" ) raised short-term interest rates once during the reporting period for an increase of 0.50 percentage points. However, signs soon emerged that the Fed's previous interest-rate hikes were having the desired effect of slowing the economy, suggesting that the Fed's restrictive monetary policies could be near an end.

In addition, the continuing strength of state and local economies helped keep municipal bond yields relatively low compared to taxable bonds. Most municipalities enjoyed higher revenues during the reporting period, curtailing their need to borrow and resulting in a reduced supply of securities compared to the same period in 1999. When supply falls and demand rises or remains steady,
prices    of    existing    bonds    tend    to    move    higher.

In this environment, we sold some of our shorter term holdings that were less liquid -- that is, more difficult to trade -- than we would have liked. We also sold income-oriented bonds into a secondary market characterized by very strong demand from individual investors, helping to maximize the prices we receive

We redeployed the proceeds of those sales primarily into bonds that we believe are more likely to provide attractive total returns, including intermediate-term bonds with no provisions for early redemption. Other new purchases included insured bonds; double-A rated housing bonds with attractive income characteristics; and bonds from high tax states such as New Jersey, California and Connecticut. We have also added "index bonds," which, because they are included in popular municipal bond indices, tend to be highly liquid. Despite these changes, we have generally maintained the fund's average duration -- a measure of sensitivity to changing interest rates -- in the neutral range, part of our strategy to enhance price stability.


What is the fund's current strategy?

We have generally maintained the same strategy that we employed through most of the reporting period. We have continued to attempt to upgrade our holdings with insured and highly rated bonds, which we expect will help balance our
long-standing    holdings    of    lower    rated,    high    yield    bonds.

We also intend to carefully monitor the current economic slowdown. We are doing this not to forecast interest-rate trends, but to identify factors that may affect our holdings' credit quality. By conducting intensive credit analyses, we believe that we can more effectively seek to improve the fund's income stream.
At the same time, we intend to focus on risk management through broad diversification and by maintaining a prudent balance between income-oriented and total return-oriented bonds.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.


                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--101.5%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--2.0%

University of Alabama, HR:

   5.75%, 9/1/2020 (Insured; MBIA)                                                            3,000,000                3,032,280

   5.75%, 11/15/2029 (Insured; MBIA)                                                          5,000,000                5,112,650

CALIFORNIA--5.3%

California:

   5.625%, 5/1/2018                                                                           5,550,000                5,750,355

   5.25%, 10/1/2024                                                                              50,000                   49,030

   6.47%, 10/1/2024                                                                           5,000,000                4,806,050

California Public Works Board, LR

  (Dept. of Corrections Corcoran)

   5.50%, 1/1/2017 (Insured; AMBAC)                                                           5,000,000                5,113,900

Foothill/Eastern Transportation Corridor Agency,
   Toll Road Revenue

   6%, 1/1/2034                                                                               5,000,000                5,479,900

COLORADO--10.9%

Arapahoe County Capital Improvement Trust Fund,
  Highway Revenue

  (E-470 Project):

      Zero Coupon, 8/31/2005                                                                  2,530,000                2,010,718

      Zero Coupon, 8/31/2007 (Prerefunded 8/31/2005)                                          4,000,000  (a)           2,836,920

      7%, 8/31/2026 (Prerefunded 8/31/2005)                                                  11,000,000  (a)          12,424,720

Dawson Ridge, Metropolitan District Number 1
   Zero Coupon, 10/1/2017                                                                     9,930,000                3,243,436

Denver City and County, Airport Revenue:

   6%, 11/15/2014 (Insured; AMBAC)                                                            5,000,000                5,259,700

   6%, 11/15/2017 (Insured; AMBAC)                                                            5,000,000                5,196,600

   7.50%, 11/15/2023 (Prerefunded 11/15/2004)                                                 2,060,000  (a)           2,309,301

   7.50%, 11/15/2023                                                                          9,715,000               10,638,119

CONNECTICUT--5.9%

Connecticut:

   5.75%, 6/15/2011                                                                             130,000                  139,576

   6.496%, 6/15/2011                                                                          5,500,000  (b,c)         6,310,260

Connecticut Development Authority,

  PCR (Connecticut Light & Power)

   5.85%, 9/1/2028                                                                            7,700,000                7,247,086

Connecticut Housing Finance Authority

   5.85%, 5/15/2031                                                                           2,500,000                2,504,450

Mashantucket Western Pequot Tribe, Special Revenue

   5.75%, 9/1/2027                                                                            8,000,000                7,374,880

DELAWARE--1.0%

Delaware Housing Authority, MFMR 7%, 5/1/2025                                                 3,725,000                3,886,479


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--3.6%

Miami-Dade County Industrial Development Authority,

  Special Facilities Revenue (United Airlines, Inc. Project)

   6.05%, 3/1/2035                                                                            3,000,000  (d)           3,023,100

Palm Beach County, Solid Waste IDR:

   (Okeelanta Power LP Project) 6.85%, 2/15/2021                                              6,750,000  (d)           3,982,500

   (Osceola Power LP) 6.95%, 1/1/2022                                                         7,500,000  (d)           4,425,000

Santa Rosa Bay Bridge Authority, Revenue 6.25%, 7/1/2028                                      3,000,000                2,843,310

GEORGIA--1.2%

Georgia 5.25%, 7/1/2017                                                                       5,000,000                4,985,850

ILLINOIS--2.9%

Carol Stream, First Mortgage Revenue

   (Windsor Park Manor Project) 6.50%, 12/1/2007                                              2,000,000                1,998,280

Chicago O'Hare International Airport, Special Facility Revenue

   4.713%, 4/1/2011                                                                           2,725,000  (b,c)         2,227,579

   (United Airlines Project) 5.20%, 4/1/2011                                                     50,000                   45,437

East Chicago, PCR

   (Inland Steel Co. Project) 7.125%, 6/1/2007                                                3,000,000                2,908,920

Illinois Development Finance Authority, Revenue

  (Community Rehabilitation Providers Facility):

      8.75%, 3/1/2010                                                                           157,000                  158,060

      8.50%, 9/1/2010                                                                         1,495,000                1,530,835

      8.25%, 8/1/2012                                                                         2,735,000                2,846,369

INDIANA--3.3%

Indiana Development Finance Authority:

   Exempt Facilities Revenue (Inland Steel)
      5.75%, 10/1/2011                                                                       11,500,000                9,848,140

   PCR (Inland Steel Co., Project Number 12)
      6.85%, 12/1/2012                                                                        3,800,000                3,571,240

KENTUCKY--1.5%

Perry County, SWDR (TJ International Project):

   7%, 6/1/2024                                                                               3,500,000                3,578,960

   6.55%, 4/15/2027                                                                           2,500,000                2,471,400

LOUISIANA--1.9%

DeSoto Parish, PCR (Cleco Utility Group, Inc. Project)

   5.875%, 9/1/2029 (Insured; AMBAC)                                                          3,110,000                3,162,061

Louisiana Housing Finance Agency, MFHR

   (LaBelle Projects) 9.75%, 10/1/2020                                                        4,045,000                4,435,019

MARYLAND--.5%

Maryland Energy Financing Administration, SWDR

   (Wheelabrator Water Projects) 6.45%, 12/1/2016                                             2,100,000                2,151,597

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--5.7%

Massachusetts Industrial Finance Agency:

  Health Care Facility Revenue
  (Metro Health Foundation, Inc. Project)

      6.75%, 12/1/2027                                                                        8,000,000                7,325,440

   Water Treatment Revenue (American Hingham)
      6.95%, 12/1/2035                                                                        2,640,000                2,727,833

Massachusetts Turnpike Authority, Metropolitan Highway

   Systems Revenue 5%, 1/1/2039 (Insured; MBIA)                                               5,000,000                4,432,850

Route 3 North Transportation Improvement Association, LR:

   5.75%, 6/15/2017 (Insured; MBIA)                                                           3,000,000                3,108,540

   5.25%, 6/15/2024 (Insured; MBIA)                                                           5,565,000                5,349,913

MICHIGAN--3.2%

Michigan Hospital Finance Authority, HR:

  (Ascension Health Credit)

   5.375%, 11/15/2033                                                                         6,500,000  (b,c)         6,481,020

Michigan Strategic Fund, Limited Obligation Revenue

   (Detroit Edison) 4.70%, 09/01/2001                                                         5,000,000                5,003,750

Wayne County Building Authority

   8%, 3/1/2017 (Prerefunded 3/1/2002)                                                        1,500,000  (a)           1,596,510

NEW JERSEY--4.6%

New Jersey Turnpile Authority, Turnpike Revenue:

   6.847%, 1/1/2011                                                                           6,350,000  (b,c)         7,569,137

   6%, 1/1/2011 (Insured; MBIA)                                                                  75,000                   82,199

   5.625%, 1/1/2015 (Insured; MBIA)                                                           4,700,000                4,866,333

   5.50%, 1/1/2030 (Insured; MBIA)                                                            6,000,000                5,977,860

NEW MEXICO--.4%

Farmington, PCR

   (Public Service Co.--San Juan Project) 6.375%, 4/1/2022                                    1,800,000                1,769,976

NEW YORK--12.5%

New York City Industrial Development Agency,

   IDR, Refunding (Laguardia Associates LP Project)
   5.80%, 11/1/2013                                                                           8,710,000                7,834,210

New York City Municipal Water Finance Authority,

  Water & Sewer Systems Revenue:

      6.50%, 6/15/2031                                                                        2,000,000                2,200,560

      6%, 6/15/2033                                                                           5,000,000                5,208,950

New York State Dormitory Authority, Revenues:

   5.74%, 2/15/2013 (Insured; MBIA)                                                           5,000,000  (b,c)         5,043,800

   (Bronx/Lebanon Hospital)
      5.20%, 2/15/2013 (Insured; MBIA)                                                        2,860,000                2,872,527


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenues (continued):

  (New York University):

      5.75%, 7/1/2016 (Insured; MBIA)                                                         2,300,000                2,450,788

      6%, 7/1/2017 (Insured; MBIA)                                                            3,500,000                3,803,170

New York State Energy Research and Development Authority,

  Electric Facilities Revenue (Long Island Lighting Co.):

      7.15%, 9/1/2019                                                                         2,535,000                2,645,475

      7.15%, 9/1/2019 (Prerefunded 6/15/2002)                                                 1,115,000  (a)           1,180,216

      7.15%, 6/1/2020                                                                         2,980,000                3,109,868

      7.15%, 6/1/2020 (Prerefunded 6/15/2002)                                                 1,020,000  (a)           1,079,660

      7.15%, 12/1/2020                                                                        1,320,000                1,377,526

      7.15%, 12/1/2020 (Prerefunded 6/15/2002)                                                3,680,000  (a)           3,895,243

      7.15%, 2/1/2022 (Prerefunded 6/15/2002)                                                 2,500,000  (a)           2,649,075

Port Authority of New York and New Jersey

   5.35%, 9/15/2014 (Insured; FGIC)                                                           1,655,000                1,679,626

Scotia Housing Authority, Housing Revenue

   (Coburg Village, Inc. Project) 6.10%, 7/1/2018                                             4,000,000                3,470,240

NORTH CAROLINA--1.9%

Charlotte, Special Facilities Revenue

   (Charlotte/Douglas International Airport) 5.60%, 7/1/2027                                  5,000,000                3,719,350

North Carolina Eastern Municipal Power Agency,
   Power System Revenue

   7%, 1/1/2013                                                                               3,500,000                3,893,365

OHIO--1.3%

Ohio Water Development Authority,

  Pollution Control Facilites Revenue

   (Cleveland Electric) 6.10%, 8/1/2020                                                       5,500,000                5,180,890

OKLAHOMA--1.8%

Holdenville Industrial Authority, Correctional Facility Revenue:

   6.60%, 7/1/2010 (Prerefunded 7/1/2006)                                                     2,045,000  (a)           2,253,079

   6.70%, 7/1/2015 (Prerefunded 7/1/2006)                                                     4,625,000  (a)           5,118,256

PENNSYLVANIA--2.7%

Blair County Hospital Authority, Revenue (Altoona Hospital)

   6.375%, 7/1/2013 (Insured; AMBAC)                                                          5,000,000  (b)           5,248,400

Montgomery County Higher Education and Health Authority

  First Mortgage Revenue (AHF/Montgomery, Inc. Project)

   10.50%, 9/1/2020                                                                           3,370,000                3,490,680

Pennsylvania Intergovernmental Cooperative Authority

  Special Tax Revenue (Philadelphia Funding Program)

   6.80%, 6/15/2022 (Prerefunded 6/15/2002)                                                   2,000,000  (a)           2,074,640

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RHODE ISLAND--.8%

Providence, Special Tax Increment Obligation
   6.65%, 6/1/2016                                                                            3,000,000                3,107,970

TENNESSEE--2.5%

Memphis Center Revenue Finance Corporation,
  Sports Facility Revenue

   (Memphis Redbirds) 6.50%, 9/1/2028                                                         8,000,000                7,167,600

Shelby County Health Educational and Housing Facilities,

  Multi-Family Housing Board Revenue (Cameron Kirby)

      7.25%, 7/1/2023                                                                         3,005,000                2,988,022

TEXAS--10.0%

Alliance Airport Authority, Special Facilities Revenue

   6.847%, 4/1/2021                                                                           2,500,000  (b,c)         2,440,650

   (Federal Express Corp. Project) 6.375%, 4/1/2021                                              40,000                   39,525

Brazo River Authority, PCR

   (Utilities Electric Company)
   5.55%, 6/1/2030 (Insured; MBIA)                                                            3,175,000                3,047,175

Dallas-Fort Worth International Airport Facility Improvement

  Corporation, Revenue:

   5.95%, 11/1/2003                                                                              50,000                   50,313

      (American Airlines, Inc.):

         6.242%, 5/1/2029                                                                     2,500,000  (b,c)         2,531,300

         6.375%, 5/1/2035                                                                     7,150,000                6,970,106

Gulf Coast Waste Disposal Authority, Revenue

   (Waste Disposal--Valero Energy Corp.) 5.60%, 4/1/2032                                      6,000,000                5,050,080

Houston:

  Airport System Improvement Revenue

  (Special Facilities--Continental Airline Terminal)

      6.125%, 7/15/2017 (Guaranteed; Continental Airline, Inc.)                               5,425,000                4,970,982

   Water & Sewer Systems Revenue

      5.25%, 12/1/2030 (Insured; MBIA)                                                        5,000,000                4,729,250

Rio Grande City Consolidated Independent School District

  Public Facilities Corporation, LR

   6.75%, 7/15/2010                                                                           6,000,000                6,317,760

Texas Public Property Finance Corp., Revenue

  (Mental Health and Retardation Center)

   8.20%, 10/1/2012 (Prerefunded 10/1/2002)                                                   1,800,000  (a)           1,955,376

Tyler Health Facilities Development Corporation, HR

   (Mother Frances Hospital) 5.625%, 7/1/2013                                                 2,680,000                2,359,150


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTAH--2.8%

Carbon County, SWDR:

   (East Carbon Development Corp.) 9%, 7/1/2012                                               3,700,000                3,778,995

   (Sunnyside Cogeneration--A) 7.10%, 8/15/2023                                               7,450,000                7,082,939

   (Sunnyside Cogeneration--B) Zero Coupon, 8/15/2024                                         2,320,000                379,691

VIRGINIA--2.5%

Virginia Housing Development Authority,
  Commonwealth Mortgage

   5.80%, 1/1/2018                                                                            8,180,000                8,268,508

West Point Industrial Development Authority, SWDR

  (Chesapeake Corp.)

   6.375%, 3/1/2019                                                                           2,000,000                1,810,660

WEST VIRGINIA--2.6%

Upshur County, SWDR (TJ International Project)
   7%, 7/15/2025                                                                              7,000,000                7,156,380

West Virginia Hospital Finance Authority, HR

   (Charleston Area Medical Center) 6%, 9/1/2012                                              3,230,000                3,222,926

U.S. RELATED--6.2%

Puerto Rico Commonwealth:

   6.25%, 7/1/2013 (Insured; MBIA)                                                            3,000,000                3,413,640

   5.65%, 7/1/2015 (Insured; MBIA)                                                            4,000,000                4,292,280

   Public Improvement:

      5.25%, 7/1/2013 (Insured; MBIA)                                                         6,000,000                6,244,920

      6.50%, 7/1/2014 (Insured; MBIA)                                                         5,000,000                5,814,200

      Zero Coupon, 7/1/2015 (Insured; MBIA)                                                   2,400,000                1,122,000

Puerto Rico Telephone Authority, Revenue

   6.639%, 1/25/2007
   (Insured; MBIA, Prerefunded 1/1/2003)                                                      3,950,000  (a,b)         4,152,435
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $412,965,323)                                                            101.5%              409,155,855

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.5%)              (6,096,136)

NET ASSETS                                                                                       100.0%              403,059,719




                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal
                             Bond Assurance Corporation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty
                             Insurance Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond
                             Investors Assurance

                             Insurance Corporation

MFHR                      Multi-Family
                             Housing Revenue

MFMR                      Multi-Family
                             Mortgage Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              40.5

AA                               Aa                              AA                                               10.2

A                                A                               A                                                 6.6

BBB                              Baa                             BBB                                              13.0

BB                               Ba                              BB                                                4.3

B                                B                               B                                                 3.1

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                    22.3

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  INVERSE FLOATER SECURITY -- THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2000,
THESE SECURITIES AMOUNTED TO $32,603,746 OR 8.1% OF NET ASSETS.

(D)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000 (Unaudited)

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           412,965,323    409,155,855

Interest receivable                                                   7,263,879

Receivable for investment securities sold                               486,551

Receivable for shares of Beneficial Interest subscribed                  45,007

Prepaid expenses                                                         19,765

                                                                    416,971,057
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           302,359

Cash overdraft due to Custodian                                       8,738,929

Payable for investment securities purchased                           4,766,658

Payable for shares of Beneficial Interest redeemed                       40,806

Accrued expenses                                                         62,586

                                                                     13,911,338
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      403,059,719
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     427,662,471

Accumulated net realized gain (loss) on investments                (20,793,284)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            (3,809,468)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      403,059,719

NET ASSET VALUE PER SHARE

                                                                              Class A    Class B       Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            351,210,518  47,413,037     4,436,164

Shares outstanding                                                         27,017,878   3,646,335       340,733
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   13.00      13.00          13.02

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     12,717,185

EXPENSES:

Management fee--Note 3(a)                                            1,138,767

Shareholder servicing costs--Note 3(c)                                 653,017

Legal fees                                                             184,144

Distribution fees--Note 3(b)                                           141,387

Custodian fees                                                          22,230

Registration fees                                                       19,871

Auditing fees                                                           15,470

Prospectus and shareholders' reports                                    15,056

Trustees' fees and expenses--Note 3(d)                                   9,401

Loan commitment fees--Note 2                                             2,022

Miscellaneous                                                           11,286

TOTAL EXPENSES                                                       2,212,651

INVESTMENT INCOME--NET                                              10,504,534
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (3,415,021)

Net unrealized appreciation (depreciation) on investments           11,187,093

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               7,772,072

NET INCREASE NET ASSETS RESULTING FROM OPERATIONS                   18,276,606

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                         October 31, 2000  Year Ended

                                              (Unaudited)     April 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         10,504,534           24,824,900

Net realized gain (loss) on investments        (3,415,021)         (17,425,166)

Net unrealized appreciation (depreciation)
   on investments                              11,187,093          (34,930,839)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   18,276,606          (27,531,105)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (9,232,908)         (20,911,012)

Class B shares                                 (1,170,674)          (3,632,920)

Class C shares                                   (100,952)            (280,968)

Net realized gain on investments:

Class A shares                                         --           (4,812,233)

Class B shares                                         --             (821,235)

Class C shares                                         --              (60,751)

TOTAL DIVIDENDS                               (10,504,534)         (30,519,119)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 58,261,175          119,058,167

Class B shares                                  3,794,928            9,353,802

Class C shares                                  3,228,996            3,197,754

Dividends reinvested:

Class A shares                                  5,186,707           15,209,492

Class B shares                                    585,194            2,380,084

Class C shares                                     49,430              108,996

Cost of shares redeemed:

Class A shares                                (80,563,136)        (157,637,399)

Class B shares                                (10,871,872)         (61,408,528)

Class C shares                                 (3,353,507)          (6,196,568)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (23,682,085)         (75,934,200)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (15,910,013)        (133,984,424)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           418,969,732          552,954,156

END OF PERIOD                                 403,059,719          418,969,732

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended

                                         October 31, 2000       Year Ended

                                               (Unaudited)  April 30, 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A( A)

Shares sold                                     4,535,378        8,947,487

Shares issued for dividends reinvested            403,088        1,155,931

Shares redeemed                                (6,269,758)     (11,919,959)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,331,292)      (1,816,541)
--------------------------------------------------------------------------------

CLASS B( A)

Shares sold                                       295,509          693,475

Shares issued for dividends reinvested             45,489          179,946

Shares redeemed                                  (847,372)      (4,575,315)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (506,374)      (3,701,894)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       251,003          243,277

Shares issued for dividends reinvested              3,834            8,306

Shares redeemed                                  (260,392)        (469,388)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (5,555)        (217,805)

(A) DURING THE PERIOD ENDED OCTOBER 31, 2000, 339,272 CLASS B SHARES REPRESENTING $4,360,634 WERE AUTOMATICALLY CONVERTED TO 339,484 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 2,612,242 CLASS B SHARES REPRESENTING $34,929,103 WERE AUTOMATICALLY CONVERTED TO 2,613,946 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have derived from the fund's financial statements.

                                           Six Months Ended
                                           October 31, 2000                      Year Ended April 30,
                                                                        -----------------------------------------
CLASS A SHARES                                   (Unaudited)      2000         1999       1998        1997        1996
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.75       14.33        14.69      14.11       13.85       13.86

Investment Operations:

Investment income--net                                 .33         .70          .72        .79         .82         .86

Net realized and unrealized
   gain (loss) on investments                          .25       (1.42)        (.15)       .66         .27        (.01)

Total from Investment Operations                       .58        (.72)         .57       1.45        1.09         .85

Distributions:

Dividends from investment
   income--net                                        (.33)       (.70)       (.72)       (.79)       (.82)       (.86)

Dividends from net realized
   gain on investments                                  --        (.16)       (.21)       (.08)       (.01)         --

Total Distributions                                   (.33)       (.86)       (.93)       (.87)       (.83)       (.86)

Net asset value, end of period                       13.00       12.75       14.33       14.69       14.11       13.85
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                  9.16(b)    (5.01)       3.96       10.52        8.03        6.08
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.00(b)      .93         .91         .91         .91         .92

Ratio of net investment
   income to
   average net assets                                 5.13(b)     5.28        4.96        5.42        5.84        5.98

Portfolio Turnover Rate                              37.09(c)    70.39       46.84       26.33       28.17       36.59
------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     351,211     361,567     432,276     447,869     457,327     474,044

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 Six Months Ended
                                                 October 31, 2000                Year Ended April 30,
                                                                       -----------------------------------------
CLASS B SHARES                                   (Unaudited)       2000       1999        1998       1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.76        14.33      14.69       14.11      13.85      13.86

Investment Operations:

Investment income--net                                 .30         .63         .65         .72        .75        .78

Net realized and unrealized
   gain (loss) on investments                          .24       (1.41)      (.15)         .66        .27       (.01)

Total from Investment Operations                       .54        (.78)       .50         1.38       1.02        .77

Distributions:

Dividends from investment
   income--net                                        (.30)       (.63)      (.65)       (.72)      (.75)       (.78)

Dividends from net realized
   gain on investments                                  --        (.16)      (.21)       (.08)      (.01)         --

Total Distributions                                   (.30)       (.79)      (.86)       (.80)      (.76)       (.78)

Net asset value, end of period                       13.00       12.76      14.33       14.69      14.11       13.85
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                   8.73(b)    (5.51)      3.43        9.95       7.49        5.53
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.51(b)     1.45       1.42        1.42       1.43        1.43

Ratio of net investment income
   to average net assets                              4.71(b)    4.71        4.44        4.89       5.33        5.46

Portfolio Turnover Rate                              37.09(c)   70.39       46.84       26.33      28.17       36.59
------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      47,413     52,979     112,583     119,457    109,485     106,931

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                            Six Months Ended
                                            October 31, 2000                     Year Ended April 30,
                                                                   -----------------------------------------
CLASS C SHARES                                   (Unaudited)     2000      1999     1998      1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.77      14.35     14.71    14.12     13.87      14.28

Investment Operations:

Investment income--net                                 .29        .60       .61      .68       .72        .60

Net realized and unrealized
   gain (loss) on investments                          .25     (1.42)      (.15)     .67       .26       (.41)

Total from Investment Operations                       .54      (.82)       .46     1.35       .98        .19

Distributions:

Dividends from investment
   income--net                                        (.29)     (.60)     (.61)     (.68)     (.72)      (.60)

Dividends from net realized
   gain on investments                                  --      (.16)     (.21)     (.08)     (.01)        --

Total Distributions                                   (.29)     (.76)     (.82)     (.76)     (.73)      (.60)

Net asset value, end of period                       13.02     12.77     14.35     14.71     14.12      13.87
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   8.41(c)  (5.71)     3.16      9.73      7.16       1.56(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.74(c)   1.68      1.67      1.69      1.64       1.77(c)

Ratio of net investment
   income to average
   net assets                                         4.41(c)   4.52      4.11      4.55      5.01       4.84(c)

Portfolio Turnover Rate                              37.09(d)  70.39     46.84     26.33     28.17      36.59
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       4,436     4,424     8,095     3,019     1,049        340

(A) FROM JULY 13, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Municipal Bond Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation

Dreyfus Service Corporation, (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are val ued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss carryover of approximately $11,183,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles.If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Trust's average daily net assets and is payable monthly.

The Distributor retained $589 during the period ended October 31, 2000 from commissions earned on sales of the fund's shares.

(b) Under the Distribution plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2000, Class B and Class C shares were charged $124,227 and $17,160, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of their shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B and Class C shares were charged $449,788, $62,113 and $5,720, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $125,008 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each meeting attended and $500 for telephone meetings.These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $150,335,368 and $152,671,478, respectively.

At  October 31, 2000, accumulated net unrealized depreciation on investments was
$3,809,468,   consisting   of  $13,191,582  gross  unrealized  appreciation  and
$17,001,050 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Premier Municipal Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  022SA0010